UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 22, 2011

ADPT Corporation

(Exact name of Registrant as specified in its charter)

Delaware	0-15071	94-2748530
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

691 S. Milpitas Blvd., Suite 208, Milpitas, California, 95035

(Address of principal executive offices including zip code)

(408) 945-8600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

(a) On June 22, 2011, ADPT Corporation (the “Company”) dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm, effective immediately. The Audit Committee of the Board of Directors of the Company approved the dismissal of PwC.

The audit reports of PwC on the consolidated financial statements for the nine month transition period ended December 31, 2010 (the “Transition Period”), and the two fiscal years ended March 31, 2010 and 2009 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

During the Transition Period, the two fiscal years ended March 31, 2010 and 2009, and the subsequent interim period through June 22, 2011, there were (i) no disagreements (as the term is defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of PwC would have caused PwC to make reference thereto in its reports for the Transition Period and such fiscal years, and (ii) no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided PwC with a copy of the foregoing disclosures and requested that PwC furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements made by the Company. A copy of PwC’s letter, dated June 27, 2011, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On June 22, 2011, the Audit Committee of the Company engaged BDO USA, LLP (“BDO”) to be the Company’s new independent registered public accounting firm for the year ending December 31, 2011.

During the Transition Period and fiscal years ended March 31, 2010 and 2009, and during the period through June 22, 2011, neither the Company nor anyone on its behalf consulted BDO regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by BDO that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is filed with this report:

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated June 27, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADPT Corporation

By:	/s/ John J. Quicke
	Name:	John J. Quicke
	Title:	Interim President and Chief Executive Officer

Dated: June 28, 2011

Exhibit Index

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated June 27, 2011.